                                                                               .
                                                                               .
                                                                               .

                                                                    Exhibit 10.2

PREMIUM FINANCE AGREEMENT DISCLOSURE STATEMENT AND       AICCO, INC.
SECURITY AGREEMENT
                                                         101 Hudson Street, Jersey City, NJ 07302 (201) 631-5400 or (877)
A.I. Credit Corp. NC License # B-68, VA License #        902-4242 80 Pine Street, 6th Fl., New York, NY 10005 (212)
PF088 AICCO, Inc. NC License # B-434, VA License         770-2900 or (877) 902-4242 200 Old Country Road, Mineola, NY
#PF311                                                   11501 (516) 663-0129 or (877) 902-4242 1700 Market Street, Suite
                                                         2000, Philadelphia, PA 19103 (215) 255-6393 or (877) 902-4242
                                                         1200 Abernathy Road, NE, Suite 500, Bldg. 600, Atlanta, GA 30328
                                                         (770) 671-2219 or (877) 902-4242 99 High Street, 30th Fl., Boston,
                                                         MA 02110 (617) 457-2841 or (877) 902-4242 300 South Riverside
                                                         Plaza, Suite 2100, Chicago IL 60606 (312) 559-1410 or (877)
                                                         902-4242

A TOTAL PREMIUMS                          $674,231.00    BORROWER / INSURED(THE "INSURED")      Acct. No. _____
                                                         (Name, Address and Telephone Number)
                                                         Neose Techonologies Inc.                  215-141-5890
B CASH DOWN PAYMENT REQUIRED              $134,834.26    102 Witmer Road

C AMOUNT FINANCED (The Amount of Credit                  Horsham                             PA           19044
  Provided to Insured or on its behalf)   $539,396.74    E-Mail Address (optional): ___________________________

D FINANCE CHARGE                                         ANNUAL PERCENTAGE RATE 5.53%
  (Dollar amount credit will cost)        $ 12,504.23    (Cost of Credit figured as a yearly rate)

                                                                                  PAYMENT SCHEDULE

E FLORIDA DOCUMENTARY STAMP TAX           $      0.00

                                                         Amount of      Number of Payments
                                                            Each     ----------------------       1st       Final Payment
                                                          Payment    Annual   Qtrly   Mthly   Payment Due        Due
                                                         ---------   ------   -----   -----   -----------   -------------
F TOTAL PAYMENTS                                         61,322.33                      9      03/15/2006     11/15/2006
  (Amounts which will have been paid
  after making all scheduled payments)   $ 551,900.97

                  SEE PAGE 3 FOR SCHEDULE OF FINANCED POLICIES

AGREEMENT OF INSURED (JOINT AND SEVERAL, IF MORE THAN ONE)

THE UNDERSIGNED INSURED:

1. In consideration of the premium payments being financed and, if applicable, down payment being advance by LENDER to the Insurance companies listed on the SCHEDULE OF FINANCED POLICIES, or their representative, promises to pay to the order of LENDER the TOTAL OF PAYMENTS to be made in accordance with the PAYMENT SCHEDULE, and if applicable, the amount of any down payment advanced by LENDER, subject to the provisions set forth in this Agreement.

2. a. Irrevocably appoints LENDER Attorney-in-Fact with full authority, in the event of default, to (i) cancel the said policies in accordance with the provisions herein, (ii) receive all sums assigned to LENDER and (iii) execute and deliver on behalf of the undersigned all documents, forms and notices relating to the insurance policies listed on the SCHEDULE OF FINANCED POLICIES in furtherance of this Agreement (Clauses (ii) and (iii) not applicable in Florida).

     b. If there is an amount listed as "Brokers Fee" in the Schedule of Policies, this fee is charged under Section 2119 of the New York Insurance Law or the Law, if any, of the state in which insured lives. This fee is charged for obtaining and servicing the Policy for where the risk to be insured under the Policy resides (Not applicable in Florida, Virginia, Maryland or North Carolina).

     c. A fee of $_____ none ______, which is not being financed, has been charged under the provisions of these Laws. If none has been charged, the word "none" is shown (Not applicable in Florida, Virginia, Maryland or North Carolina).

                   INSURANCE PREMIUM FINANCE AGREEMENT NOTICE

NOTICE: 1. Do not sign this Agreement before you read It or if It contains any blank spaces. 2. You are entitled to a complete filled-in-copy of this Agreement. 3. Under the law, you have the right to pay off in advance the full amount due and under certain conditions obtain a partial refund of the service charge. 4. Keep your copy of this Agreement to protect your legal rights.

NOTICE: See Pages 2 and 3 For Additional Important Information.

      THE INSURED AGREES TO THE PROVISIONS ABOVE AND ON PAGES 2 AND 3


03/03/06                                /s/ Illegible
DATE                                    ----------------------------------------
                                        SIGNATURE (AND TITLE) OF INSURED(S) OR
                                        AGENT OR BROKER ON THEIR BEHALF (to
                                        extent permitted by Law)

AGENT OR BROKER Aon Risk Services, Inc.(PHILA)

BUSINESS ADDRESS
     One Liberty Place
     1650 Market Street Suite 1000
     Philadelphia PA 19103

TEL. NO. /E-MAIL ADDRESS
     800-545-4301

The Undersigned Agent or Broker:

1. Represents and warrants as follows: (a) to the best of the undersigned's knowledge and belief, the insured's signature is genuine or, to the extent permitted by applicable Law, the undersigned Agent or Broker has been authorized by the insured to sign this Agreement on their behalf, (b) the insured has received a copy of this Agreement, (c) the scheduled Policies are in full force and effect and the premiums indicated therefore are correct, (d) the insured may cancel all scheduled policies immediately upon request, (e) none of the Policies scheduled in the Agreement are non-cancelable, and (f) the down payment as indicated in Box "B" and installments totaling ___________ have been collected and are being retained by us.

2. Upon cancellation of any of the scheduled Policies, the undersigned Agent or Broker agrees upon demand to pay to LENDER or its assigns their commission on any unearned premiums applicable to the cancelled Policies.

        THE AGENT OR BROKER AGREES TO THE PROVISIONS ABOVE AND ON PAGE 3


03/03/06                                /s/ Illegible
DATE                                    ----------------------------------------
                                        SIGNATURE AND TITLE OF AGENT OR BROKER
                                        Jr. V.P.

     ADDITIONAL AGREEMENTS OF INSURED (JOINT AND SEVERAL, IF MORE THAN ONE)

3. CANCELLATION. After the occurrence of a default in the payment of any money due the LENDER or a default consisting of a transfer to a third party of any of the scheduled policies, LENDER may request cancellation of the insurance policies listed in the schedule upon expiration of 10 days written notice of intent to cancel (13 days in New York, 15 days in Pennsylvania), provided said default is not cured within such period, and LENDER may proceed to collect the entire unpaid balance due hereunder or any part thereof by appropriate legal proceedings. If any default results in the cancellation of the Policy, insured agrees to pay a cancellation charge in accordance with applicable law (Maryland - difference between late charge and $100; North Carolina - None; Florida - None; Virginia -
     None).

4. MONEY RECEIVED AFTER CANCELLATION. Any payment received after policy cancellation may be credited to the indebtedness due hereunder without any liability or obligation on the part of LENDER to request reinstatement of such cancelled policy. Any sum received from an insurance company shall be credited to the balance due hereunder; any surplus shall be paid over to the insured; in case of deficiency, the insured shall pay the same. (Maryland - LENDER may not collect from insured any amount less than $5 after cancellation).

5. APPLICATION OF PAYMENTS. If applicable law permits, all payments received by LENDER will be applied to the oldest invoice first. Any remaining amounts will be applied to late fees and other charges (if applicable), the remainder (if any) would be applied to any other outstanding amounts.

6. RETURNED CHECK CHARGE. If any payment made by check is returned because the insured had no account or insufficient funds in the payor bank, insured will be charged the maximum fee, if any, permitted under applicable law (Maryland - $25; Florida - $15; Virginia - $20).

7. DEFAULT. If any of the following happens: (a) a payment is not made when it is due, (b) a proceeding in bankruptcy, receivership, insolvency or similar proceeding is instituted by or against insured, or (c) insured fails to keep any promise to pay the insured makes in this Agreement; Insured will be in default; provided, however, that, to the extent required by applicable law, insured may be held to be in default only upon the occurrence of an event described in clause (a) above. Clauses (b) and (c) not applicable in Florida, Virginia or North Carolina.

8. SECURITY. To secure payment of all amounts due under this Agreement, insured assigns LENDER a security interest in all right, title and interest to the Policy, including (but only to the extent permitted by applicable law): (a) all money that is or may be due insured because of a loss under the Policy that reduces the unearned premiums (subject to the interest of any applicable mortgagee or loss payee), (b) any return of the premium for the Policy, and (c) dividends which may become due insured in connection with the Policy. Clause (c) not applicable in Maryland.

9. RIGHT TO DEMAND IMMEDIATE PAYMENT IN FULL. At any time after default, LENDER can demand and have the right to receive immediate payment (except to the extent otherwise provided by applicable law, in which case LENDER will have the right to receive such payment in accordance with such law) of the total unpaid balance due under this Agreement even if LENDER has not received any refund of unearned premium.

10. WARRANTIES. Insured warrants to LENDER (a) to have received a copy of this Agreement and (b) if the insured is not an individual, that the signatory is authorized to sign this Agreement on behalf of the insured. The insured represents that it is not presently the subject of or in contemplation of a proceeding in bankruptcy, receivership, or insolvency, or if it is a debtor in bankruptcy, the Bankruptcy Court has authorized this transaction.

11. EARLY PAYMENT. At any time, insured may pay the whole amount still unpaid. If insured pays the full amount before it is due, insured will be given a refund for the unearned Finance Charge computed by the method of refund as required by applicable law.

12. ASSIGNMENTS. Insured may not assign the Policy or this Agreement without LENDER's written consent. However, insured does not need LENDER's written consent to add mortgagees or other persons as loss payees. LENDER may transfer its rights under this Agreement to anyone without insured's consent. All of LENDER's rights shall inure to the benefit of LENDER's successors and assigns.

13. COLLECTION. If money is due and insured fails to pay, LENDER may collect the unpaid balance from insured without recourse to the security interest granted under this Agreement.

14. LATE CHARGES. Upon default in payment of any installments for not less than five days (7 day in Virginia or such greater number of days required by applicable law), insured agrees to pay a late charge in accordance with applicable law. In no event shall such late charge exceed a maximum of 5% of such installment (greater of $25 or 1.5% in New Jersey; 5% in Massachusetts; $100 max in Maryland; greater of $10 or 5% in Florida).

15. FINANCE CHARGE. The finance charge begins to accrue from the effective date of this Agreement or the earliest inception date of the Insurance Policy(ies) listed on the Schedule of Policies, whichever is earlier. If LENDER terminates this Agreement due to a default, Insured will pay interest on the outstanding indebtedness at the maximum rate authorized by applicable state law in effect on the date of cancellation and from said date until Insured pays the outstanding indebtedness in full to LENDER. To the extent permitted by applicable law, the Finance Charge may include a nonrefundable agreement charge not to exceed $20 ($10 in DE and NY; $12 in NJ; $15 in NC, RI, VA and SC; $16 in MA; $20 in FL).

16. ATTORNEY'S FEES. If LENDER hires an attorney (which is not a salaried employee) to collect any money insured owes under this Agreement, insured will pay that attorney's fees and other collection costs (including collectors' fees) if and to the extent permitted by applicable law (20% of amount due in Florida).

17. AGENT OR BROKER. The Agent or Broker named on the front of this Agreement is neither authorized by LENDER to receive installments payable under this Agreement nor is authorized to make any representations to insured on LENDER's behalf (except to the extent expressly required by applicable law).

18. AMENDMENTS. If the insurance contract has not been issued at the time of the signing of this Agreement, and if the policies being financed are assigned risk policies or policies listed in a state fund, the policy numbers, if omitted herein, may be inserted in this Agreement after it has been signed (Maryland policies must show "Binder," cannot be blank).

19. EFFECTIVE DATE. This Agreement will not go into effect until it is accepted by LENDER in writing.

20. LIMITATION OF LIABILITY. Insured recognizes and agrees that LENDER is a lender and not an insurance company and that LENDER assumes no liability as an insurer hereunder. LENDER's liability for breach of any of the terms of this Agreement or the wrongful or improper exercise of any of its powers under this Agreement shall be limited to the amount of the principal balance outstanding, except in the event of LENDER's gross negligence or willful misconduct.

21. GOVERNING LAW. The law of the State of the insured's residence shall govern this Agreement, except, for Maine insureds this contract is governed by the laws of the State of New York. For Virginia insured's this contract shall be governed by the laws of the State of Virginia.

22. SIGNATURE AND ACKNOWLEDGEMENT. Insured has signed and received a copy of this Agreement. If the insured is not an individual, the undersigned is authorized to sign this Agreement on behalf of the insured. All the insured's listed in any Policy have signed. Insured acknowledges and understands that insurance premium financing law does not require an insured to enter into a premium financing agreement as a condition of the purchase of any insurance policy.

23. ADDITIONAL INSURED. There is nothing in any Policy that would require Lender to notify or get the consent of any third party to effect cancellation of such Policy.

       SCHEDULE OF POLICIES (Continue Schedule on Attachment if Necessary)

Place (X) If Not Authorized (See #3 below)

                              FULL NAME OF
                          INSURANCE COMPANY AND
    POLICY             NAME AND ADDRESS OF POLICY
  NUMBER AND            ISSUING AGENT OR COMPANY     TYPE OF                      TERM IN     EFFECTIVE
    PREFIX               OFFICE TO WHICH PREMIUM      POLICY   AUDIT    EARN %   MOS. COV.      DATE        POLICY
  (ITEMIZED)     X    IS PAID AND NOTICES ARE SENT   PREMIUM    INFO   MINIMUM    BY PREM.    M/ D/ Y/     PREMIUMS
-------------   ---   ----------------------------   -------   -----   -------   ---------   ----------   ----------
DOC3649514-05         C: Zurich American Insurance   D&O:0               0.00        12      02/15/2006   175,000.00
                         Co
                         Phila - PA
DAO15296305           C: Twin City Fire Ins Co       XS1:0               0.00        12      02/15/2006   131,250.00
                         King of Prussia, PA
ELU088153-05          C: XL Specialty Insurance      XS2:0               0.00        12      02/15/2006   100,000.00
                         Company
                         Wilmington, DE
564CM0371             C: St Paul Mercury Insurance   EPL:0               0.00        12      02/15/2006    13,500.00
                         Co
                         Richmond VA
464CF0142             C: St Paul Mercury Insurance   FDB:0               0.00        12      02/15/2006     4,000.00
                         Co
                         Richmond VA
464CF0142             C: St Paul Mercury Insurance   CRI:0               0.00        12      02/15/2006     9,470.00
                         Co
                         Richmond VA
3578-75-89            C: Federal Insurance Co        PKG:0       A       0.00        12      02/15/2006   141,010.00
                         Philadelphia, PA
7498-58-74            C: Federal Insurance Co        AUT:0               0.00        12      02/15/2006     8,381.00
                         Philadelphia, PA
7163-47-88            C: Federal Insurance Co        WMC:0       A       0.00        12      02/15/2006    71,365.00
                         Philadelphia, PA            State
                                                     Tax                                                      230.00
7324-31-56            C: Great Northern Ins Co       PKG:0       A       0.00        12      02/15/2006     7,400.00
                         Philadelphia PA
7981-37-18            C: Great Northern Ins Co       UMB:0               0.00        12      02/15/2006    12,625.00
                         Philadelphia PA
                                                                                                          ----------
*(AR=ASSIGNED RISK), (A=AUDITABLE), (LS=LOSS SENSITIVE)                                      TOTAL
                                                                                             PREMIUMS
                                                                                             (Record
                                                                                             in "A")      674,231.00
                                                                                                          ==========

           ADDITIONAL REPRESENTATIONS & WARRANTIES OF BROKER OR AGENT

3. Warrants that it is the authorized Policy issuing agent of the insurance companies or the broker placing the coverage directly with the insurance company on all the Policies scheduled except those indicated with an "X" above.

4. Warrants that there are no policies included in this Agreement which are subject to audit, report of values, retrospective rating, or minimum earned premium, except as indicated below, and that, if there are any, the deposit or provisional premium thereon is not less than the anticipated premium to be earned for the full term of the policy.
     POLICY NO.(S):___________ MINIMUM EARNED PREMIUM, IF ANY: $______________

5. Warrants that there are no assigned risk policies in the Schedule of Policies except as indicated in the Schedule of Policies.

6. The Agent or Broker will hold in trust for LENDER any payments made or credited to the insured through the Agent or Broker directly, indirectly, actually or constructively, by any of the insurance companies listed in the Schedule of Policies and will pay the monies to LENDER upon demand to satisfy the then outstanding balance hereunder.

7. The Agent or Broker will promptly notify LENDER in writing if any information on this Agreement becomes inaccurate.

8. Warrants that all material information concerning the insured and the policies necessary for Lender to cancel the policies and receive the unearned premium has been disclosed to Lender.

9. There is nothing in any Policy that would require Lender to notify or get the consent of any third party to effect cancellation of such Policy.


                                                                     Page 3 of 3